Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE
Mining Holding Exhibit 99.1Unit #1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT CONTINUES DRILLING HIGHER GRADES

Vortex Zone mineralization extends south
Brimstone Zone higher grades extend north
Gold and Silver identified in new area of Central Zone

WINNEMUCCA, NV, DECEMBER 20, 2022 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, is pleased to announce additional drill results from its 2022-2023 exploration program.

Highlights from the recent drilling results in Table 1 are noted below. Reporting units are in grams per metric ton (“g/t”):

•H22R-5671 returned 35 meters of 2.83 g/t gold and 35.59 g/t silver
◦Including 17 meters of 4.81 g/t gold and 48.53 g/t silver

•H22R-5671 also returned a separate intercept of 14 meters of 0.29 g/t gold and 102.92 g/t silver

•H22R-5670 returned 93 meters of 0.70 g/t gold and 55.94 g/t silver
◦Including 29 meters of 1.57 g/t gold and 98.88 g/t silver
◦Including 3 meters of 0.31 g/t gold and 163.5 g/t silver

•H22R-5684 returned 56 meters of 0.73 g/t gold and 19.32 g/t silver
◦Including 18 meters of 1.07 g/t gold and 32.22 g/t silver

Alex Davidson, Vice President, Exploration commented, “The initial drilling campaign has focused on higher-grade opportunities primarily in the Brimstone, Vortex, and Central zones. All 20 RC drill holes reported to date have returned ore grade mineralization, of which 14 holes have outperformed the model resulting in higher grades than previously estimated or known. The results to date are very exciting as we established continuity between the higher-grade zones along structures. In addition, we continue to enhance the project economics through in-fill drilling that have demonstrated mineralization in areas previously considered to be waste.”

Hole H22R-5671 drilled in Brimstone returned very exciting results with multiple intercepts extending high-grade gold mineralization both north and up dip of the known high-grade zones. The high-grade silver Vortex zone continues to deliver positive results with Hole H22R-5670 returning two significant intercepts demonstrating mineralization continues south along the East Fault.
Alex Davidson further stated, “Drilling in the Central zone is delivering ore grade mineralization where none was previously modeled. The grades we are seeing in the Central zone are more than double the average resource grade and extends mineralization farther south than previously understood”.

Diane R. Garrett, President & CEO commented, “We continue to be extremely pleased with the positive results from our exploration program. The second phase of the drill program will continue through the first half of 2023. Once permits are received, we will be stepping out beyond the known resource area and drilling prospective high-grade targets identified within our vast land position.”
To date, the Company has successfully completed 24,000 meters of reverse circulation (“RC”) drilling and 3,600 meters of core drilling in its 2022 drilling program. Additional results from the RC and core drilling program are expected in the first quarter of 2023. During November 2022, the Company began drilling targets in the Camel zone, just west of Vortex.

About the 2022-2023 exploration program

The 2022 – 2023 exploration program at the Hycroft Mine comprises approximately 30,000 meters of RC drilling and approximately 7,500 meters of core drilling. The RC and core drilling to date has been conducted by National EWP Inc. of Elko, NV. Assays are being completed by Bureau Veritas SA and Paragon Geochemical Laboratories, Inc. of Sparks, NV. The Company’s Qualified Person is Alex Davidson, Vice President, Exploration.

Table 1: 2022-2023 Exploration Drilling Program

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About Hycroft Mining Holding Corporation
Hycroft is a US-based, gold and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.
FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.
Diane R. Garrett,
President & CEO
(210) 621-4200

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” set forth our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the periods ended September 30, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.